EXHIBIT 32

               CERTIFICATIONS PURSUANT TO 18 U.S.C. SECTION 1350
                             AS ADOPTED PURSUANT TO
                 SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

      In connection with the Quarterly Report of Universal Insurance Holdings, Inc. ("Company") on Form 10-Q for the fiscal quarter ended June 30, 2008 as filed with the Securities and Exchange Commission on the date hereof ("Report"), the undersigned, in the capacity and on the date indicated below, each hereby certify pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that to his knowledge:

      1. The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

      2. The information contained in the Report fairly presents, in all material respects, the financial condition and results of operation of the Company.





Date:  August 8, 2008                By:     /s/ Bradley I. Meier
                                             --------------------------------
                                     Name:   Bradley I. Meier
                                     Title:  President and Chief Executive
Officer



Date:  August 8, 2008                By:     /s/ James M. Lynch
                                             -----------------------
                                     Name:   James M. Lynch
                                     Title:  Chief Financial Officer